UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Whiting Petroleum Corporation

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On August 5, 2014, Whiting Petroleum Corporation posted the attached corporate presentation to its website.

Whiting Petroleum Corporation ENERGY + TECHNOLOGY = GROWTH Current Corporate Presentation August 2014

Forward-Looking Statements, Non-GAAP
Measures, Reserve and Resource Information
Forward-Looking Statements, Non-GAAP
Measures, Reserve and Resource Information

Energy + Technology = Growth
                   This presentation contains statements that Whiting Petroleum
Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All
statements other than historical facts, including statements regarding the expected benefits of Whiting’s proposed acquisition (the “Acquisition”) of
Kodiak Oil & Gas Corp. (“Kodiak”) to Whiting and Kodiak and their shareholders, the anticipated completion of the Acquisition or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.  These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals of the
Acquisition; the ability to complete the proposed Acquisition on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the Acquisition and achieve anticipated benefits from the Acquisition;
the possibility that various closing conditions for the Acquisition may not be satisfied or waived; oil and natural gas prices; level of success in exploration, development and production activities; the impacts of federal and state laws;
the impacts of hedging on results of operations; uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s  Annual
Reports on Form 10-K for the period ended December 31, 2013 and Quarterly
Reports on Form 10-Q for the three months ended June 30, 2014. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication.  Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
                In this presentation, we refer to Adjusted Net Income, Discretionary
Cash Flow and EBITDAX, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.
              Whiting uses in this presentation the terms proved, probable and possible reserves.  Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain.  Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves.  Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.
               Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants.  Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed.  Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added.  For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared.
Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.

Whiting Overview
Whiting Petroleum Corporation’s Solberg 34-11 Tripad wells with Nabors drilling rig
B15 on the Zalesky 34-8 Tripad, in background.
Whiting Overview
Whiting Petroleum Corporation is an independent oil
and gas company that explores for, develops, acquires
and produces crude oil, natural gas and natural gas
liquids primarily in the Rocky Mountain and Permian
Basin regions of the United States.  The Company’s
largest projects are in the Bakken and Three Forks
plays in North Dakota, the Redtail Niobrara play in
northeast Colorado and its enhanced oil recovery field in
Texas.  The Company trades publicly under the symbol
WLL on the New York Stock Exchange.
Q2 2014 Production 109.8 MBOE/d
Proved Reserves
(1)
438.5 MMBOE
% Oil Reserves
(1)
79% (89% Liquids)
R/P Ratio
(2)
13 years
(1) Whiting reserves at December 31, 2013 based on independent engineering.
(2) R/P ratio based on year-end 2013 proved reserves and 2013 production.

Energy + Technology = Growth

Whiting Petroleum – A Company on the Move
Five Significant Second Quarter Achievements

(1) Please refer to the Reconciliation of Net Cash Provided by Operating Activities to  Discretionary Cash Flow later in this presentation.
Energy + Technology = Growth
1) Announced Agreement to Acquire Kodiak Oil & Gas Corp. on July 13, 2014
2) Record Discretionary Cash Flow of $556.2 Million
(1)
; Record Williston Basin Production of
80,195 BOE/d, Up 33% YoY
3) Raised Production Guidance to a mid-point of 20%; Q2 Production Exceeds Top-End of
Production Guidance
4) New Completions Using Cemented Liners and Plug and Perf Technology Yielded a 23%
Increase in EURs Compared to Wells With Uncemented Liners and Sliding Sleeve Technology
5) Spud the 30F Super Pad in the Horsetail Area to Test 32-Well Spacing Pattern in Niobrara
A, B and C Benches in early June 2014; Razor 27I 8-Well Pad Currently Producing
Approximately  4,700 BOE/d as of July 21, 2014

Williston Basin
Bakken / Three Forks
80,195 BOE/d (Q2 2014)
Redtail
Niobrara A and B
7,235 BOE/d (Q2 2014)
HEADQUARTERS
Denver, Colorado
North Ward Estes
110 MMBOE Proved Reserves(1)
104 MMBOE P2 + P3 Reserves(1)

30% CAGR (2009-2013)

NYSE: WLL

A Focused Company
Major Asset Areas

Energy + Technology = Growth
(1) At December 31, 2013 based on independent engineering.
86%
11%
3%
16.8
26.3
30.3
48.9
63.5
80.2
-
20.0
40.0
60.0
80.0
100.0
2009 2010 2011 2012 2013 Q2
2014
Bakken / Three Forks Production
MBOE/d
Q2 2014 Net Production
109.8 MBOE/d
Rocky Mountains Permian Other

Property Area
2014 CAPEX
(MM)
Gross
Wells
Net
Wells
% of
Total
Northern Rockies 1,101 199 137.2 39%
Central Rockies 575 120 104.9 21%
EOR Project 203 NA
(3)
NA
(3)
7%
Libby Ranch CO2
Develop.
(1)
56 2%
Other Exploration Drilling 44 9 7.3 2%
Non-Operated 332 12%
Land 116 4%
Facilities 151 5%
Exploration Expense
(2)
72 3%
Well Work, Misc. Costs, Other 150 5%
Total Budget $2,800 328 249.4 100%
Capital Budget for Key Property Areas in 2014
2014 Mid-Point Production Growth Guidance of +20%
(1) For development of CO prospect at Bravo Dome in northeastern New Mexico.
(2) Comprised primarily of exploration salaries,   lease delay rentals and seismic activities.
(3) This multi-year CO  project involves many re-entries, workovers and conversions. Therefore, it is budgeted on a project basis not a well basis.

Energy + Technology = Growth
Northern Rockies
$1,101 MM
Central Rockies
$575 MM
EOR Project
(3)
$203 MM
Libby Ranch CO2
Development
$56 MM
(1)
Other
Exploration
Drilling
$44 MM
Non-Operated
$332 MM
Land
$116 MM
Facilities
$151 MM
Exploration
Expense
(2)
$72 MM
Well Work, Misc.
Costs, Other
$150 MM
2
2

Brockton-Froid Lineament Zone
Divide
Burke
Renville
Sheridan
Ward
STARBUCK
Roosevelt
Williams
CASSANDRA
SANISH & PARSHALL
TARPON
MISSOURI BREAKS
Richland
HIDDEN BENCH
McKenzie
LEWIS & CLARK
Dawson
BIG ISLAND
Billings
Golden Valley
Wibaux
Pronghorn
Mercer
Morton
Grant
Prairie
Custer
Fallon
Slope
Hettinger
Maturity Limit

NYSE: WLL

Field Target Gross Acres Net Acres
Sanish / Parshall Middle Bakken
Three Forks
174,665 82,462
Pronghorn Pronghorn Sand 180,911 116,848
Lewis & Clark Three Forks 172,009 118,039
Hidden Bench Middle Bakken
Three Forks
61,024 37,667
Tarpon Middle Bakken
Three Forks
8,805 6,267
Starbuck Middle Bakken
Three Forks
Red River
52,020 42,707
Missouri Breaks Middle Bakken
Three Forks
93,678 66,956
Cassandra Middle Bakken
Three Forks
29,827 13,953
Big Island Red River 166,126 135,122
Other ND & Montana 120,892 54,141
Total
1,059,957 674,162
Williston Basin Highlights
June 30, 2014

Energy + Technology = Growth
Slickwater Test
Sundheim 21-27-1H
had 44% greater
120-day rate than
offsetting well
Waldock Federal 14-4-
3XH completed with 93
stage coiled tubing frac
Q2 2014 Completions
in Hidden Bench
(11 Wells ) Average IP of
2,872 BOE/d
Skaar Federal 41-3TFHU
completed June 7, 2014
flowing 6,071 BOE/d
from the 2nd Bench of
the Three Forks

Annulus Stages
Frac Ports
per Stage
Potential
Entry
Points
Free fluid
between
packers 30 1 30
Annulus Stages
Perforation
Clusters
per Stage
Potential
Entry
Points
Cemented 40 3 120
Older Style
Sliding Sleeve Completion
New Style
Cemented Liner Completion
Maximizing Recovery Efficiency
Improving Frac Distribution

Energy + Technology = Growth

Exploiting the Bakken and Three Forks in the Williston
Primary and Prospective Drilling Locations

Energy + Technology = Growth
MISSOURI BREAKS
8 WELLS
CASSANDRA
12 WELLS
SANISH
15 WELLS
PRONGHORN
6 WELLS
TARPON
12 WELLS
HIDDEN BENCH
16 WELLS

Redtail Development Program
Economic Sweet Spot
(Weld County, Colorado) OBJECTIVE
Niobrara “B” Shale
Niobrara “A” Shale
DEVELOPMENT PLAN
Mix of 960 and 640-acre spacing units
8 Wells per spacing unit Niobrara “B”
8 Wells per spacing unit Niobrara “A”
3,300+ potential drilling locations
ACREAGE
Whiting has assembled 180,115 gross
(128,721 net) acres in our Redtail
prospect in the northeastern portion of
the DJ Basin.
• Average WI of 71%
• Average NRI of 59%
COMPLETED WELL COST
Horizontal:  $5.5 MM
DRILLING HIGHLIGHTS
First 8-well pad, the Razor 27I (4 Niobrara
“A”; 4 Niobrara “B”) pad came online
April 15, 2014. The pad was producing
4,699 BOE/d as of July 21, 2014 .
We spud our Horsetail 30F super pad that
will test 32-well spacing in the Niobrara
“A”, “B” and “C” zones.

Source: IHS and internal Whiting production database
Energy + Technology = Growth
Pre 2013 2013 - 14 BOEPD
1 – 350
350 – 450
450 – 550
550 – 650
650 – 750
> 750
Niobrara Initial 30-Day Average Rate
(Gas converted to oil price equivalent ratio 17:1)

5550
5575
5600
5625
5650
5675
5700
5725
5750
5775
5800
5825
5850
5875
'A'
'B'
'C'
FRHS

NYSE: WLL

Niobrara  Reservoir
Whiting RAZOR 25-2514H
GR                   Zone        PHI           Minerals        BVFluid                  RES
0                         200 30                          -10                            0                           100 0.2                  2000
A
A
B
B
C
C
Niobrara  Resource Potential
(1)
*
**
GOR=500 cf/bo
Stimulated Rock Volume
Reservoir Porosity
(%)
Thickness
(ft)
OOIP
(MMBOE/
960ac)*
% WLL
Wells
#
Gross
Wells
NIO A 13% 35
19 81 1,344
NIO B 13% 65
40 81 1,343
NIO C 11% 25
11 80 1,316
70
OOIP by Zone
Recoverable Oil 16 Well / DSU Density
(Total OOIP A Zone + B Zone = 59 MMBOE/DSU)**
16 wells
10% Recovery
16 wells
15% Recovery
16 wells
20% Recovery
370 MBOE 560 MBOE 740 MBOE
(1) Please refer to the beginning of this presentation for
disclosures regarding “Reserve and Resource Information.”
Estimates updated as of December 31, 2013
Recoverable Oil 32 Well / DSU Density
(Total OOIP A Zone + B Zone + C Zone = 70 MMBOE/DSU)**
32 wells
15% Recovery
32 wells
20% Recovery
32 wells
25% Recovery
330 MBOE 440 MBOE 550 MBOE
Redtail Development Program
Niobrara Reservoirs

Energy + Technology = Growth

7920 ft.
NIOBRARA
A
B
C
1320 ft.

7920 ft.
NIOBRARA
A
B
C
1320 ft.

NYSE: WLL

27L Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target:   B-B-B-B
Status: Flowing
27K Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target:   A-B-A-B
Status: Flowing
Razor Pilot
16 Wells / 960ac DSU
30F Pad
Drilling Density
- 32 Wells/DSU
- 165 ft.
Target: C-B-A-B-
A-B-C-B
Status: Drilling
Horsetail Pilot
32 Wells / 960ac DSU
Planned Wells
Producing Wells
Future Infill Wells
Redtail Development Planning
Defining Optimal Well Density

Energy + Technology = Growth

Redtail Niobrara A & B Type Curve: 420 MBOE
Per Well Results: 85%-100% IRRs (1)(2)(3)

Energy + Technology = Growth
EUR - 420 MBOE, Development Phase CAPEX $5.5 MM
NYMEX Oil Price/Bbl $90 $100
ROI 3.2 3.7
IRR (%) 85% 100%
Payout (Yrs.) 1.2 1.0
PV10 ($MM) 6.28 7.87
10
100
1000
0 20 40 60 80 100 120 140 160 180
Months on Production
(1)
Please refer to the beginning of this presentation for disclosures regarding "Reserve and Resource Information."   All volumes shown are un-risked.  Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.
(2)
EURs, ROIs, IRRs and PV10% values will vary well to well.  Estimates updated as of December 31, 2013.
(3)
Based on a mix of 17 640- and 960-acre spaced wells drilled since March 21, 2013.

Kimball
Grover
Weld
Logan
Raymer (New Raymer)
WY
NE
CO
3rd Party Pipelines
Other
OIL
GAS
NGL

NYSE: WLL

Redtail Infrastructure Plan: A Great Place to Find an
Oil Field!
June 2014
Redtail Facilities Plan
Planned Gathering System
Gas Gathering Lines 141 Miles
Oil Gathering Lines 111 Miles
SW Gathering Lines 54 Miles
Frac Water Supply Lines 16 Miles
Redtail Gas Plant
Train 1 Capacity (Online) 20 MMcf/d
Train 2 Capacity (Q1 2015) 50 MMcf/d
Train 3 Capacity (2016) 70MMcf/d
Takeaway Capacity (2016) 140 MMcf/d
Capital Investment
Gas Plant $100 MM
Gas Gathering / Field Compression $95 MM
Oil Gathering / LACTs $80 MM
Electricity $40 MM
Total $315 MM

Energy + Technology = Growth
Kinder Morgan
Interstate
Trailblazer
8” Residue Pipeline
Constructed By TallGrass
Pony
Express
Redtail Plant Terrace Plant
TallGrass
Pawnee
Terminal
Northeast Colorado Lateral
to Pony Express
TallGrass
Buckingham
Terminal

Strong CFPS Growth While Maintaining a Healthy
Balance Sheet

(1) Please refer to the Reconciliation of Net Cash Provided by Operating
activities to Cash Flow Per Share later in this presentation.
(2) Please refer to the Reconciliation of Net Income to EBITDAX and Long-term
Debt to Net Debt later in this presentation.
Energy + Technology = Growth
1.33x
0.77x
1.04x 1.19x
1.05x
0.00x
0.20x
0.40x
0.60x
0.80x
1.00x
1.20x
1.40x
2009 2010 2011 2012 2013
Net Debt to EBITDAX
(2)
$4.53
$9.25
$10.05
$11.77
$14.59
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
2009 2010 2011 2012
Cash Flow Per Share Growth
(1)
2013

(1) Includes hedging adjustments.
Consistently Delivering Strong EBITDA Margins
(1)
$45.01
$61.48
Oil $93.03/Bbl
NGL $39.30/Bbl
Gas $6.95/Mcf
$73.88
$69.85
$76.76
Oil Focused Strategy Delivers Consistently Strong
Margins

Energy + Technology = Growth
$82.16/BOE
$80.00
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
2009 2010 2011 2012 2013 Q1 2014 Q2 2014
26%
18%
17% 18% 16% 16%
15%
7%
7%
8% 8%
9%
8%
8%
5%
5%
5% 5%
5% 5%
4%
5%
2%
2%
3%
4% 3%
2%
$25.71/57%
$41.58/68%
$50.65/68%
$46.16/66%
$50.89/66%
$54.31/68%
$58.51/71%
Lease Operating Expense Production Taxes G&A Exploration Expense EBITDA

Appendix

Reconciliation of Net Cash Provided by Operating Activities to
Discretionary Cash Flow
(1) Discretionary cash flow is a non-GAAP measure.  Discretionary cash flow is presented because management believes it provides useful information to investors for analysis of the Company’s ability to internally fund acquisitions, exploration and development.  Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, cash flow or liquidity measures under U.S. GAAP and may not be comparable to other similarly titled measures of other companies.
Discretionary Cash Flow (1)
($ in Thousands)

Energy + Technology = Growth
Three Months Ended Six Months Ended
June 30, June 30,
2014 2013 2014 2013
Net cash provided by operating activities ………… $ 567,769 $ 442,617 $ 891,666 $ 740,231
Exploration …………………………………………………. 13,466 24,343 37,588 43,209
Exploratory dry hole costs …………………………… (70) (11,628) (3,622) (11,628)
Changes in working capital ………………………….. (24,978) (14,191) 112,516 70,668
Preferred stock dividends paid ………………………..
- (269) - (538)
Discretionary cash flow      ...………………………….
(1)
.
$ 556,187 $ 440,872 $ 1,038,148 $ 841,942

Reconciliation of Net Cash Provided by Operating Activities to Cash
Flow Per Diluted Share
Cash Flow Per Diluted Share
($ in Thousands)

Cash Flow Per Share: Year Ended December 31,
2009 2010 2011 2012 2013
Net cash provided by operating activities......................... $   453,824 $     997,289 $  1,192,083 $  1,401,215 $  1,744,745
Weighted average diluted shares outstanding
(1)
.................. 100,088 107,846 118,668 119,028 119,588
Cash flow per share......................................................... $          4.53 $            9.25 $          10.05 $          11.77 $          14.59
(1)
Energy + Technology = Growth
All share and per share amounts have been retroactively restated for the 2009 and 2010 periods to reflect Whiting’s two –for-one stock split in February 2011.

Reconciliation of Net Income to EBITDAX
EBITDAX
($ in Thousands)

EBITDAX Reconciliation: Year Ended December 31,
2009 2010 2011 2012 2013
Net Income (Loss)…………………………………………. $  (106,882) $     336,653 $     491,628 $     414,099 $     366,003
Amortization of Deferred  Gain.……………………. (16,596) (15,613) (13,937) (29,458) (31,737)
Gain on Sale of Properties......………………………. (5,947) (1,388) (16,313) (3,423) (128,648)
Interest Income…………………………………………….. (208) (343) (208) (283) (1,134)
Depreciation, Depletion & Amortization………. 394,792 393,897 468,203 684,724 891,516
Exploration……………………………………………………. 46,875 32,846 45,861 59,117 94,755
Impairment…………………………………………………... 26,139 26,525 38,783 107,855 358,455
Stock Compensation……………………………………… 7,650 8,871 13,509 18,190 22,436
Interest Expense............................................... 64,608 59,078 62,516 75,210 112,936
Change in LT PPP.............................................. 3,267 12,091 (865) 13,824 (6,980)
Noncash (Gain) Loss on MTM Derivatives........ 218,255 (40,736) (63,093) (115,733) (20,830)
Income Taxes (Benefit)..................................... (55,953) 204,790 288,691 247,912 205,868
EBITDAX Total.................................... $   576,000 $  1,016,671 $  1,314,775 $  1,472,034 $  1,862,640
Energy + Technology = Growth

Reconciliation of Long-term Debt to Net Debt
Net Debt
($ in Thousands)

Year Ended December 31,
2009 2010 2011 2012 2013
Long-term Debt......... $779,585 $800,000 $1,380,000 $1,800,000 $2,653,834
Less Cash................... 11,960 18,952 15,811 44,800 699,460
Net Debt.................... $767,625 $781,048 $1,364,189 $1,755,200 $1,954,374
Energy + Technology = Growth

Energy + Technology = Growth
Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed Acquisition anticipates that the Whiting shares to be issued pursuant to the Acquisition will be exempt from registration under the United States Securities Act of 1933, as amended (the
"Securities Act"), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed Acquisition,  Whiting and Kodiak intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a joint proxy statement and circular. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND CIRCULAR
AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT WHITING, KODIAK AND THE PROPOSED
ACQUISITION.
The joint proxy
statement and circular and certain other relevant materials (when they become available) and other documents filed by  Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202-4765 or calling (303)
592-8030.
Participants in the Solicitation
Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed Acquisition. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on
March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013.
Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the Acquisition by reading the joint proxy statement and circular regarding the Acquisition when it becomes available.